Supplement Dated July 27, 2010 to your Prospectus Dated May 3, 2010

Effective July 21, 2010, Hartford Investment Management Company is no longer the sub-adviser of the Hartford Small Company HLS Fund or the Hartford SmallCap Growth HLS Fund.  Wellington Management Company, LLP will serve as the sub-adviser for both Funds.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-8048